UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

COHERUS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

Coherus Oncology, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2025 virtually via the Internet. At the close of business on April 24, 2025, the record date, there were 115,922,573 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share.

At the Annual Meeting, 75,584,254 shares of the Company’s common stock were voted in person or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2025.

Proposal 1. The Company’s stockholders elected by a majority of votes cast each of the Class II director nominees below, Jill O’Donnell-Tormey, Ph.D., Michael Ryan and Ali J. Satvat, to the Board of Directors of the Company to hold office until the 2028 annual meeting of stockholders or until their successors are elected.

			BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Jill O’Donnell-Tormey, Ph.D.	32,769,503	6,158,468	36,656,283
Michael Ryan	32,735,184	6,192,787	36,656,283
Ali J. Satvat	27,759,763	11,168,208	36,656,283

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
74,500,950	776,953	306,351	0

Proposal 3. The Company’s stockholders approved a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (a “Say-on-Pay” vote).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,179,927	16,164,644	3,583,400	36,656,283

Proposal 4. The Company’s stockholders approved the amendment to the Company’s 2014 Employee Stock Purchase Plan (the “ESPP Amendment”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,741,397	7,585,461	3,601,113	36,656,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025	COHERUS ONCOLOGY, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer